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                                                                    Exhibit 23.3
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                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference in this registration statement on Form S-3 of our report dated March 14, 1997, except for Notes 22 and 24, as to which the date is October 9, 1997, on our audits of the financial statements of Vacation Break U.S.A., Inc. We also consent to the reference to our firm under the caption "Experts."


Coopers & Lybrand L.L.P.
Ft. Lauderdale, Florida
December 19, 1997